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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                                  July 29, 1998

                            JOURNAL REGISTER COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware                             1-12955               22-3498615
(State or Other              (Commission File Number)     (I.R.S. Employer
Jurisdiction of Incorporation)                            Identification Number)

          State Street Square, 50 West State Street, Trenton, NJ 08608 (Address of Principal Executive Offices, Including Zip Code)

                                 (609) 396-2200
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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            Journal Register Company (the "Company") hereby amends its
Registration Statement on Form 8-K, originally filed July 31, 1998, by adding the following to the end of Item 5 thereof:

ITEM 5.     OTHER EVENTS.

      On August 6, 1998, the Company determined not to proceed with its previously announced private placement offering of $130,000,000 aggregate principal amount of convertible notes due to market conditions. The Company will therefore retain for the present time the current level of borrowings outstanding under its bank credit facility.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS.

                 (a)  Financial Statements of Businesses Acquired.

                       Not Applicable

                 (b)  Pro Forma Financial Information.

                       Not Applicable

                 (c)  Exhibits.

                       Not Applicable


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        JOURNAL REGISTER COMPANY
                        (REGISTRANT)


                        By: /S/ JEAN B. CLIFTON
                        Name:    Jean B. Clifton
                        Title:    Executive Vice President, Chief
                          Financial Officer & Treasurer

Date:  August 6, 1998